                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                   Karlin Holdings Limited Partnership

Address:                                11755 Wilshire Blvd., Suite 1400
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      09/17/19

Name:                                   Karlin Energy, LLC

Address:                                11755 Wilshire Blvd., Suite 1400
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      09/17/19

Name:                                   Gracie Investing, LLC

Address:                                11755 Wilshire Blvd., Suite 1400
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      09/17/19

Name:                                   Gary Karlin Michelson MD Living Trust
                                        dated 10/1/1993

Address:                                11755 Wilshire Blvd., Suite 1400
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      09/17/19

Name:                                   Gary Karlin Michelson

Address:                                11755 Wilshire Blvd., Suite 1400
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      09/17/19